Exhibit 10.3
CONSENT AND SECOND LOAN MODIFICATION AGREEMENT
     This Consent and Second Loan Modification Agreement (this “Loan Modification Agreement”) is entered into as of January 6, 2010, by and among SILICON VALLEY BANK, a California corporation, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 380 Interlocken Crescent, Suite 600, Broomfield, Colorado 80021 (“Bank”), TRUSTWAVE HOLDINGS, INC., a Delaware corporation (“Holdings”), TRUSTWAVE INTERMEDIATE, INC., a Delaware corporation (“Intermediate”), and TW VERICEPT CORPORATION, a Delaware corporation (formerly known as “TrustWave Acquisition, Inc.,” “Vericept” and individually and collectively, jointly and severally, with Holdings, and Intermediate, “Borrower”).
     Borrower provided evidence of the merger of a co-borrower TW MIRAGE NETWORKS, INC., a Texas corporation and wholly owned subsidiary of Holdings, into Holdings as of December 28, 2009.
1. DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of August 19, 2009, evidenced by, among other documents, a certain Amended and Restated Loan and Security Agreement dated as of August 19, 2009, between Borrower and Bank, and as amended by that certain First Loan Modification Agreement dated October 19, 2009 between Borrower and Bank (as amended, the “Loan Agreement”). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.
2. DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the Collateral as described in the Loan Agreement and the Intellectual Property Collateral as described in a certain Intellectual Property Security Agreement dated August 19, 2009, by Vericept in favor of Bank (the “IP Security Agreement and together with any other collateral security granted to Bank, the “Security Documents”). Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the “Existing Loan Documents”.
3. CONSENT TO ACQUISITION. Borrower has notified Bank that Holdings intends to acquire certain of the assets, and assume certain of the liabilities, of BitArmor Systems, Inc., a Delaware corporation (“BitArmor”), as more particularly set forth in that certain Plan of Reorganization and Asset Purchase Agreement (the “Acquisition Agreement”) dated as of ___________, 2010, between Holdings and BitArmor, a copy of which is attached hereto as Exhibit A and specifically incorporated by reference herein (the “Acquisition”). In reliance upon the representations of Borrower herein and therein, Bank hereby consents to the consummation of the Acquisition and waives compliance by Borrower with the terms of Sections 7.3(a), and 7.4 of the Loan Agreement which would otherwise prohibit the Acquisition, in each case, however, subject to each of the following terms and conditions:
A.	The Acquisition shall be consummated upon terms substantially similar to those contained in the Acquisition Agreement and without any material amendment or modification thereto (it being agreed that any amendment or modification to the Acquisition which may be adverse to the interests of Bank shall be deemed to be material).

B.	No Event of Default shall have occurred prior to the Closing of the Acquisition and no Event of Default shall exist immediately prior to, and after giving effect to, the Closing of the Acquisition.

C.	The aggregate consideration paid by Holdings in the Acquisition shall not exceed the Purchase Price, as currently defined in the Acquisition Agreement.
D.	The liabilities assumed by Holdings pursuant to the Acquisition shall not exceed the Assumed Liabilities, as currently defined in the Acquisition Agreement.

E.	Borrower shall deliver to Bank true and complete copies of all documents, instruments and agreements executed and/or delivered in connection with the Acquisition promptly after the Closing of the Acquisition.
4. DESCRIPTION OF CHANGE IN TERMS.
A.	Modifications to Loan Agreement.
1	The Loan Agreement shall be amended by deleting the following, appearing as Sections 6.7(a), (b) and (c) thereof, in its entirety:
     “(a) Liquidity. As of the last day of each month, a ratio of (i) Quick Assets to (ii) the sum of all Obligations and liabilities of Borrower to Bank, plus the aggregate amount of any issued Letters of Credit by Bank, of at least 1.75 to 1.0.
     (b) EBITDA. Borrower shall achieve EBITDA of: (i) a loss no greater than Five Hundred Thousand Dollars (($500,000)) for (A) the month ending June 30, 2009, (B) the two (2) months ending July 31, 2009, (C) the three (3) months ending August 31, 2009, (D) the four (4) months ending September 30, 2009 and (E) the five (5) months ending October 31, 2009, (ii) a loss no greater than Two Hundred Fifty Thousand Dollars (($250,000)) for the six (6) months ending November 30, 2009, (iii) at least zero ($0.00) (no loss) for (A) the seven (7) months ending December 31, 2009, (B) the eight (8) months ending January 31, 2010, (C) the nine (9) months ending February 28, 2010, (D) the ten (10) months ending March 31, 2010, and (E) the eleven (11) months ending April 30, 2010, (iv) at least Seven Hundred Fifty Thousand Dollars ($750,000) for the twelve (12) months ending May 31, 2010, (v) at least One Million Two Hundred Fifty Thousand Dollars ($1,250,000) for the twelve (12) months ending June 30, 2010, (vi) at least One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) for the twelve (12) months ending July 31, 2010 and (vii) at least Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) for the twelve (12) months ending August 31, 2010.
     (c) Capital Expenditures. Borrower shall not permit its capital expenditures (as determined in accordance with GAAP, but excluding expenses incurred in connection with the acquisition of Vericept by Holdings) to exceed $3,200,000 in any fiscal year.”
and inserting in lieu thereof the following:
     “(a) Liquidity. Commencing with December 31, 2009 and as of the last day of each month thereafter, Borrower’s unrestricted and unencumbered cash and Cash Equivalents maintained with Bank and Bank’s Affiliates, of at least Ten Million Dollars ($10,000,000).

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     (b) Intentionally Omitted.
     (c) Intentionally Omitted.”
2	The Compliance Certificate appearing as Exhibit C to the Loan Agreement is hereby replaced with the Compliance Certificate attached as Exhibit B hereto.
B.	Within ninety (90) days after this Loan Modification Agreement, Borrower shall move all funds contained in those certain accounts maintained at PNC Bank, N.A. (Account Numbers, 1017027626 and 1021809946) to accounts maintained at Bank and/or Bank’s Affiliates. Borrower hereby acknowledges and agrees that failure to move such accounts within the specific time period shall constitute an Event of Default under the Loan Agreement as to which no grace period shall apply.
5. FEES. Borrower shall reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.
6. RATIFICATION OF INTELLECTUAL PROPERTY SECURITY AGREEMENT. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of the IP Security Agreement, and acknowledges, confirms and agrees that the IP Security Agreement contains an accurate and complete listing of all Intellectual Property Collateral as defined in the IP Security Agreement, and shall remain in full force and effect.
7. RATIFICATION OF PERFECTION CERTIFICATES. Holdings hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Holdings and delivered to Bank (the “Holdings Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Holdings provided to Bank in the Holdings Perfection Certificate have not changed, as of the date hereof. Intermediate hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Intermediate and delivered to Bank (the “Intermediate Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Intermediate provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof. Vericept hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 19, 2009, by Vericept and delivered to Bank (the “Intermediate Perfection Certificate”), and acknowledges, confirms and agrees the disclosures and information Intermediate provided to Bank in the Intermediate Perfection Certificate have not changed, as of the date hereof.
8. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.
9. RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.
10. NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.
11. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower’s representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect. Bank’s agreement to modifications to the existing

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Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.
12. CONFIDENTIALITY. Bank may use confidential information for the development of databases, reporting purposes, and market analysis, so long as such confidential information is aggregated and anonymized prior to distribution unless otherwise expressly permitted by Borrower. The provisions of the immediately preceding sentence shall survive the termination of the Loan Agreement.
13. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.
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     This Loan Modification Agreement is executed as a sealed instrument as of the date first written above.

BORROWER:		BANK:

TRUSTWAVE HOLDINGS, INC.		SILICON VALLEY BANK

By:	/s/ Robert J. McCullen	By:

Name:	Robert J. McCullen	Name:

Title:	Chief Executive Officer	Title:

TRUSTWAVE INTERMEDIATE, INC.

By:	/s/ Robert J. McCullen

Name:	Robert J. McCullen

Title:	Chief Executive Officer

TW VERICEPT CORPORATION

By:	/s/ Robert J. McCullen

Name:	Robert J. McCullen

Title:	Chief Executive Officer

     The undersigned, TRUSTWAVE LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated September 25, 2008 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.
TRUSTWAVE LIMITED

By:	/s/ Robert J. McCullen

Name:	Robert J. McCullen

Title:	Chief Executive Officer and President
     The undersigned, TRUSTWAVE HOLDINGS LIMITED, a company registered in England & Wales, ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Deed of Guarantee in favor of Bank dated November 27, 2007 (the “Guarantee”) and acknowledges, confirms and agrees that the Guarantee shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection therewith.
TRUSTWAVE HOLDINGS LIMITED

By:	/s/ Robert J. McCullen

Name:	Robert J. McCullen

Title:	Chief Executive Officer and President

EXHIBIT A
See attached copy of the Plan of Reorganization and Asset Purchase Agreement

EXHIBIT B
EXHIBIT C — COMPLIANCE CERTIFICATE

TO:	SILICON VALLEY BANK	Date:
FROM:	TRUSTWAVE HOLDINGS, INC.
TRUSTWAVE INTERMEDIATE, INC.
TW VERICEPT CORPORATION
The undersigned authorized officers of TRUSTWAVE HOLDINGS, INC., TRUSTWAVE INTERMEDIATE, INC. and TW VERICEPT CORPORATION (individually and collectively, jointly and severally, the “Borrower”) certify that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank. Attached are the required documents supporting the certification. The undersigned certify that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledge that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.
Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required	Complies
Monthly consolidated and consolidating financial statements with Compliance Certificate	Monthly within 30 days	Yes No

Annual financial statement (CPA Audited)	FYE within 150 days*	Yes No

Board Approved Projections	Annually, within 30 days after year end	Yes No

Borrowing Base Certificate (together with A/R & A/P Agings, and deferred revenue report)	Monthly within 30 days	Yes No

Audit	Annually	Yes No

Financial Covenant	Required	Actual	Complies
Maintain on a Monthly Basis:

Liquidity	$10,000,000	$	Yes No

*	8/15/2009 for FY 2007; 10/31/09 for FY 2008

Schedule 1 to Compliance Certificate
Financial Covenants of Borrower
Dated: ____________________
In the event of a conflict between this Schedule and the Loan Agreement, the terms of the Loan Agreement shall control.
I. LIQUIDITY (Section 6.7(a))

A.	Borrower's unrestricted and unencumbered cash and Cash Equivalents maintained at Bank and Bank’s Affiliates	$
Is line A equal to or greater than $10,000,000?
Compliance:

_______ No, not in compliance	_______ Yes, in compliance